File No. 33-79170, 811-8524
                                        Filed under Rule 497(e)
            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                     PROSPECTUS SUPPLEMENT
                       MARCH 27, 1998
                           TO THE
            EQUI-SELECT VARIABLE ANNUITY PROSPECTUS
         DATED MAY 1, 1997 AS SUPPLEMENTED MAY 28, 1997,
JUNE 26, 1997, JULY 9, 1997, OCTOBER 29, 1997 AND JANUARY 5, 1998

This supplement describes a proposal to replace all shares of the Portfolios of the Equi-Select Series Trust (the "ESS Trust") by substituting shares of certain Series of The GCG Trust (the "GCG Trust") in their place (the "Substitution").

Recently, Equitable Life Insurance Company of Iowa, together with its affiliated insurance companies (collectively, the "Companies"), on behalf of themselves, their separate accounts and the ESS and GCG Trusts filed an application with the Securities and Exchange Commission (the "Commission") requesting an order approving the Substitution. Upon obtaining such an order from the Commission, and subject to any prior approval by applicable insurance authorities, the Companies propose to effect the Substitution as soon as is practicable.

When approved, the following substitutions will occur:

ESS TRUST PORTFOLIO TO BE REPLACED         GCG TRUST SUBSTITUTE SERIES
----------------------------------         ---------------------------
Growth & Income Portfolio                  Growth & Income Series
Research Portfolio                         Research Series
Total Return Portfolio                     Total Return Series
Value + Growth Portfolio                   Value + Growth Series
International Fixed Income Portfolio       Global Fixed Income Series
OTC Portfolio                              Mid-Cap Growth Series
Money Market Portfolio                     Liquid Asset Series
Mortgage-Backed Securities Portfolio       Limited Maturity Bond Series
Advantage Portfolio                        Limited Maturity Bond Series

This proposal for substitution is being made to provide a transfer of the assets of each Portfolio of the ESS Trust into similar Series of the GCG Trust in order to reduce operating expenses and create larger economies of scale from which a further reduction of expenses is anticipated. Contract holders will benefit directly from any reduction of Trust expenses. Contract holders will not bear any expense associated with the Substitution.

Two of the Series of the GCG Trust to be substituted, the Liquid Asset and Limited Maturity Bond Series, already exist and are offered under some but not all variable contracts. The other Series are not currently available, but will be made available at the time of substitution.

A contract holder with holdings in the ESS Trust, prior to the date of Substitution, may transfer or reallocate the value in his or her subaccount in the ESS Trust to any subaccounts currently available under his or her variable contract including those subaccounts of the GCG Trust from now until the Substitution without any limitation or charges. Moreover, following the Substitution for a period of 30 days, unlimited transfers or reallocations will be permitted without any limitation or charge. After the 30 days, any subaccount transfers or reallocations will be subject to the current restrictions, if any, described in the variable annuity Prospectus.

Enclosed is a current Prospectus for the GCG Trust detailing all Series presently available. All Series of the Trust are not available to all variable contracts. Also, enclosed is a supplement to the GCG Trust Prospectus which describes those Series of the GCG Trust which are not currently available, but will be, effective with substitution. Additional prospectuses or information may be obtained by calling Customer Service at 800-344-6855.

The Companies believe, based on a review of existing federal income tax laws and regulations, that the Substitution will not have any tax consequences to contract holders.

Upon obtaining the requested order for substitution from the Commission, and subject to any prior approval by applicable insurance authorities, the Companies will effect the Substitution by simultaneously placing an order to redeem the shares of the Portfolios of the ESS Trust and an order to purchase shares of Series of the GCG Trust. Contract holders will not bear any expenses associated with the Substitution. Directed Services, Inc., Equitable Life Insurance Company of Iowa, Golden American Life Insurance Company and First Golden American Life Insurance Company of New York will bear all expenses attributable to the Substitution. After the Substitution has been completed, Customer Service will send affected contract holders a notice within five days.

5344-SUPP                                                       3/27/98